Exhibit 24

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each of Triangle Bancorp, Inc., and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints Michael S. Patterson and Debra L. Lee, or either of them, its and his or her true and lawful attorneys, with full power of substitution to execute, deliver and file in its or his or her name and on its or his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) Registration Statement on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of the shares of common stock of Triangle Bancorp, Inc., no par value per share, to be issued in connection with the acquisition of Granville United Bank, all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of Triangle Bancorp, Inc. and said Officers and Directors hereby grants to said attorneys, or any of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Triangle Bancorp, Inc. might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Triangle Bancorp, Inc. and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its or his or her signatures as the same may be signed by said attorneys to any or all of the following (and/or any and all amendments and supplements to any or all thereof); such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and all documents in support thereof or supplemental thereto, filed under such securities laws, regulations and requirements as may be applicable.

          IN WITNESS WHEREOF, Triangle Bancorp, Inc. has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

                                              TRIANGLE BANCORP, INC.
                                                   (Registrant)


                                    By:/s/ Michael S. Patterson
                                       Michael S. Patterson, President

                                       Date:  June 18, 1996

                                   SIGNATURES



           Signature                                             Capacity                               Date


/s/ Michael S. Patterson                                          President, Chief                         June 18, 1996
Michael S. Patterson                                              Executive Officer
                                                                  and Director
                                                                  (Principal
                                                                  Executive Officer)


/s/ Debra L. Lee                                                  Chief Financial                          June 18, 1996
- ----------------
Debra L. Lee                                                      Officer (Principal
                                                                  Financial Officer
                                                                  and Principal
                                                                  Accounting Officer)


/s/ Charles H. Ashford, Jr.                                       Chairman and                             June 18, 1996
- ---------------------------
Charles H. Ashford, Jr.                                           Director


/s/ H. Leigh Ballance, Jr.                                        Director                                 June 18, 1996
- --------------------------
H. Leigh Ballance, Jr.


/s/ Edwin B. Borden                                               Director                                 June 18, 1996
- -------------------
Edwin B. Borden

/s/ Robert E. Bryan, Jr.                                          Director                                 June 18, 1996
- ------------------------
Robert E. Bryan, Jr.


                                                                  Director                                 June 18, 1996
William C. Burkhardt


                                                                  Director                                 June 18, 1996
David T. Clancy


/s/ N. Leo Daughtry                                               Director                                 June 18, 1996
- -------------------
N. Leo Daughtry


/s/ Syd W. Dunn, Jr.                                              Director                                 June 18, 1996
- --------------------
Syd W. Dunn, Jr.


/s/ Willie S. Edwards                                             Director                                 June 18, 1996
- ---------------------
Willie S. Edwards


_______________________________                                   Director                                 June 18, 1996
James P. Godwin, Sr.




                                      - 2 -





/s/ Robert L. Guthrie                                             Director                                 June 18, 1996
- ---------------------
Robert L. Guthrie


_______________________________                                   Director                                 June 18, 1996
John B. Harris, Jr.


/s/ George W. Holt                                                Director                                 June 18, 1996
- ------------------
George W. Holt


/s/ Earl Johnson, Jr.                                             Director                                 June 18, 1996
- ---------------------
Earl Johnson, Jr.


/s/ O. A. Keller, III                                             Director                                 June 18, 1996
- ---------------------
O. A. Keller, III


/s/ Edythe P. Lumsden                                             Director                                 June 18, 1996
- ---------------------
Edythe P. Lumsden


/s/ J. L. Maxwell, Jr.                                            Director                                 June 18, 1996
- ----------------------
J. L. Maxwell, Jr.


/s/ Wendell H. Murphy                                             Director                                 June 18, 1996
- ---------------------
Wendell H. Murphy


/s/ N. Johnson Tilghman                                           Director                                 June 18, 1996
- -----------------------
N. Johnson Tilghman


/s/ Sydnor M. White, Jr.                                          Director                                 June 18, 1996
- ------------------------
Sydnor M. White, Jr.


/s/ J. Blount Williams                                            Director                                 June 18, 1996
- ----------------------
J. Blount Williams

